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                                                                   EXHIBIT 23(a)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 333-75093, 333-10739, 333-79163 and 333-104745)
of Integra Bank Corporation of our report dated March 10, 2006 relating to the consolidated financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Columbus, Ohio
March 12, 2007